SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 13, 2012

TGC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32472	74-2095844
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 E. Park Blvd., Suite 955

Plano, TX  75074

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (972) 881-1099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2012, TGC Industries, Inc. (“TGC”) entered into an employment contract (the “Employment Contract”) with its President and Chief Executive Officer, Wayne A. Whitener.  The term of the Employment Contract is effective from March 1, 2012 to February 28, 2015, with the option to renew for successive one-year terms.  Under the Employment Contract, Mr. Whitener will receive: (1) a minimum base salary of $350,000 per year; and (2) an annual performance bonus of up to 100% of his annual base salary then in effect if approved by the Board of Directors.

Pursuant to the Employment Contract, upon termination of Mr. Whitener by the Company other than for “cause” (as defined in the Employment Contract), or if Mr. Whitener terminates the Employment Contract for “good reason” (as defined in the Employment Contract), Mr. Whitener will receive the remaining portion of his base salary through February 28, 2015, plus his proportionate share of the performance bonus.  In addition, Mr. Whitener will receive payments related to his Company automobile and key employee deferred compensation benefits.  Pursuant to the Employment Contract, if Mr. Whitener is terminated by the Company for “cause,” or if he terminates his employment for other than “good reason,” Mr. Whitener will not receive any future payments under the Employment Contract other than any amounts accrued to him as of the date of termination.  In the event of a “change in control” (as defined in the Employment Contract) of the Company that results in the termination of Mr. Whitener’s employment by the Company without “cause” or by Mr. Whitener for “good reason,” Mr. Whitener will receive a lump sum payment equal to 2.99 times his then present annual base salary.

The Employment Contract contains a confidentiality provision that is effective during and after Mr. Whitener’s employment with the Company and a non-competition provision that is effective for a minimum of one year after the termination of his employment for any reason (other than termination resulting from a “change in control” of the Company).

The foregoing description is qualified in its entirety by reference to the Employment Contract, a copy of which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)	Exhibits

10.1 Employment Contract by and between TGC Industries, Inc. and Wayne A. Whitener, effective March 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TGC INDUSTRIES, INC.

Date: April 18, 2012	By:	/s/ James K. Brata
James K. Brata, Vice President and CFO
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Contract by and between TGC Industries, Inc. and Wayne A. Whitener, effective March 1, 2012.